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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                        April 9, 1998 (January 30, 1998)


                               Quest Medical, Inc.
                               -------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      Texas                          0-10521                    75-1646002
      -----                          -------                    ----------
 (STATE OR OTHER                (COMMISSION FILE              (IRS EMPLOYER
 JURISDICTION OF                     NUMBER)                IDENTIFICATION NO.)
 INCORPORATION)



                    One Allentown Parkway, Allen, Texas 75002
                    -----------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)




               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (972) 390-9800


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Item 7.  Financial Statements and Exhibits

     (b) Pro Forma Financial Information

         This information is amended to provide the following unaudited condensed pro forma consolidated financial statements, which are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by this reference.

         Condensed Pro Forma Balance Sheet as of December 31, 1997

         Condensed Pro Forma Statement of Operations for the year ended December 31, 1997

         Notes to Condensed Pro Forma Balance Sheet as of December, 31, 1997 and Condensed Pro Forma Statement of Operations for the year ended December 31, 1997


     (c) Exhibits

         2.1 Asset Purchase Agreement, dated December 29, 1997, by and among Quest Medical, Inc., QMI Medical, Inc. (formerly known as QMI Acquisition Corp.) and Atrion Corporation (including exhibits and schedules 2.1.1, 2.1.2, 2.3(a) and 2.3(b)(1)


         99.1 Press Release issued by the Registrant on January 30, 1998 relating to the Sale(1)


         99.2   Condensed Pro Forma Financial Information(2)






--------
(1) Filed as an Exhibit to the report of the Company on Form 8-K dated February 13, 1998, and incorporated herein by reference.

(2) Filed herewith.



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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






Dated:  April 9, 1998                        QUEST MEDICAL, INC.



                                             By: /s/ F. Robert Merrill III
                                                 ---------------------------
                                                     F. Robert Merrill III

                                             Executive Vice President
                                             Chief Financial Officer







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                                INDEX TO EXHIBITS


Exhibit
Number                                 Description
-------                                -----------

  2.1 Asset Purchase Agreement, dated December 29, 1997, by and among Quest Medical, Inc., QMI Medical, Inc. (formerly known as QMI Acquisition Corp.) and Atrion Corporation (including exhibits and schedules 2.1.1, 2.1.2, 2.3(a) and 2.3(b)(1)

  99.1 Press release issued by the Registrant on January 30, 1998 relating to the Sale(1)

  99.2         Condensed Pro Forma Financial Information(2)









-----------------------
(1) Filed as an Exhibit to the report of the Company on Form 8-K dated February 13, 1998, and incorporated herein by reference.

(2) Filed herewith.


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